UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

OpenLocker Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 LaGorce Drive Miami Beach, FL	33140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 351-9195

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On July 11, 2025, OpenLocker Holdings, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Crisp Momentum Inc., a Delaware corporation (“Crisp”), and Digital Knight S.á.r.l., a Luxembourg company (the “Seller”), pursuant to which the Company agreed to purchase all of the outstanding shares of capital stock of Crisp from the Seller in exchange for an aggregate of 35,600,000 shares of the Company’s common stock (the “Transaction”). The purchase price is subject to an earnout provision pursuant to which the Seller will have the opportunity to receive additional shares of the Company’s common stock, up to $6 million in value.

The Purchase Agreement contains representations, warranties and covenants of the Company that are customary for a transaction of this nature. The Purchase Agreement also contains indemnification obligations of the parties thereto. The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Management Services Agreement

On June 15, 2025, the Company entered into a Management Services Agreement (the “Management Agreement”) with Van + Van Gmbh, a limited liability company organized under Austrian law (the “Manager”), pursuant to which the Manager has agreed to provided executive management and advisory services to the Company, including governance support, financial management, and compliance services. Pursuant to the terms of the Management Agreement, the Company will pay the Manager an annual management fee of $240,000, payable in equal monthly installments. The initial term of the Management Agreement is for three years, and it may be renewed for additional one-year periods upon mutual written consent of the Company and the Manager. Renger van den Heuvel, the Company’s Chief Executive Officer and a member of the board of directors of the Company (the “Board”), is the sole owner and Chief Executive Officer of the Manager. The Board has reviewed and approved the Management Agreement, including the terms thereof, following consideration of the related party nature of the arrangement. The foregoing description of the Management Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Management Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth above under the caption “Stock Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained under the caption “Stock Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 by reference. The shares being issued by the Company to the Seller as consideration under the Purchase Agreement are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On July 11, 2025, the Board appointed Clive Ng as a member of the Board.

The biography of Mr. Ng is as follows:

Clive Ng (age 63) has served as the Co-Founding Partner of C Capital, a global asset management firm, since 2017. Mr. Ng also currently serves as a member of the board of directors of Highlight Event and Entertainment AG, a Swiss-based media marketing company, a position he has held since January 2020. From 2016 to 2021, Mr. Ng served as a Senior Advisor at Warner Music Group Inc., advising on strategy and marketing development in Asia.

There are no arrangements or understandings between Mr. Ng and any other persons pursuant to which he was selected as a director. There are no family relationships between Mr. Ng and any director or executive officer of the Company, and he has no indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On July 11, 2025, the Company issued a press release relating to the Transaction. A copy of the press release is furnished as Exhibit 99.1 attached to this Form 8-K and incorporated into this item 7.01 by reference

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Any financial statements required by Item 9.01(a) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of July 11, 2025, by and between OpenLocker Holdings, Inc., Crisp Momentum Inc. and Digital Knight S.á.r.l..*
10.2	Management Agreement, dated as of July 15, 2025, between the Company and Van + Van Gmbh.
99.1	Press Release, dated July 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenLocker Holdings, Inc.

Dated: July 15, 2025	By:	/s/ Renger van den Heuvel
	Name:	Renger van den Heuvel
	Title:	Chief Executive Officer